EXHIBIT 10.18.4

                   FOURTH AMENDMENT TO CREDIT AGREEMENT


THIS FOURTH AMENDMENT is made as of the 31st day of January, 1997, and is by and between INCSTAR Corporation (the "Borrower") and Norwest Bank Minnesota, National Association, a national banking association ("Norwest").

REFERENCE IS HEREBY MADE to that certain credit agreement dated as of December 27, 1993 and amended January 3, 1995 and amended February 15, 1995 and amended January 29, 1996 (the "Credit Agreement") made between the Borrower and Norwest. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

WHEREAS, the Borrower has requested Norwest to extend the Line to February 28, 1998; and

WHEREAS, the Borrower has requested Norwest to amend Section 7.3(l) of the Credit Agreement; and

WHEREAS, the Borrower has requested Norwest amend Section 8.1(h) of the Credit Agreement; and

WHEREAS, Norwest is willing to grant the Borrower's request, subject to the provisions of this Fourth Amendment;

NOW, THEREFORE, in consideration of the premises and for other valuable consideration received, it is agreed as follows:

1. Section 1.2 of the Credit Agreement is hereby amended by changing the said Section so that, when read in its entirety, it provides as follows:

          Line Availability Period. The Line Availability Period will mean the period from the Effective Date to February 28, 1998 (the "Line Expiration Date").

2. Section 7.3(l) is added to the Credit Agreement so that, when read in its entirety, it provides as follows:

          Management Change. Refrain from permitting or suffering any substantial change in Borrower's management team in place as of the date of this Fourth Amendment.

3. Section 8.1(h) is added to the Credit Agreement so that, when read in its entirety, it provides as follows:

          A  material change of control shall occur.   A  material
          change of control shall be deemed to have occurred if a change in ownership of stock having the power to elect a majority of the Borrower's Board of Directors has occurred.

4. Simultaneously with the execution of this Fourth Amendment the Borrower shall execute and deliver to Norwest a Fourth Amendment to Note (the "Fourth Amendment to Note"), duly executed by the Borrower and in form and content acceptable to Norwest. Pursuant to the Fourth Amendment to Note, the maturity date of the Note shall be extended to February 28, 1998. All references in the Credit Agreement to "the Note" shall be deemed to mean the Note as modified by the First Note Amendment and the Second Note Amendment and the Third Note Amendment and the Fourth Note Amendment.

5.      The Borrower hereby represents and warrants to Norwest as follows:

          A. As of the date of this Fourth Amendment, the outstanding principal balance of the Note is $0, and accrued but unpaid interest thereon equals $0.
          B. The Credit Agreement and the Note constitute valid, legal and binding obligations owed by the Borrower to Norwest, subject to no counterclaim, defense, offset, abatement or recoupment.
          C. The execution, delivery and performance of this Fourth Amendment and the Fourth Amendment to Note by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Borrower's Articles of Incorporation or By-laws, or of any undertaking to which the Borrower is a party or by which it is bound.
          D. All financial statements delivered to Norwest by or on behalf of the Borrower, including any schedules and notes pertaining thereto, fully and fairly present the financial condition of the Borrower at the dates thereof and the results of operations for the periods covered thereby, and there have been no material adverse changes in the financial condition or business of the Borrower from December 31, 1996 to the date hereof.

6. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which taken together shall constitute one and the same instrument. This Fourth Amendment shall not become effective until this Fourth Amendment and the Fourth Note Amendment have been duly executed by the Borrower and Norwest.

7. Except as expressly modified by this Fourth Amendment, the Credit Agreement remains unchanged and in full force and effect. Without limiting the generality of the foregoing, all advances under the Line shall continue to be evidenced by the Note, as amended by the First Note Amendment and The Second Note Amendment and the Third Note Amendment and the Fourth Note Amendment.

IN WITNESS WHEREOF, the Borrower and Norwest have executed this Fourth Amendment as of the date first written above.


INCSTAR CORPORATION                NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION

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